EXHIBIT 10(ff)

                                AMENDMENT TO
               LUCENT ARS DEALER AGREEMENT (NO. ARS-NED 99202)
                    BETWEEN LUCENT TECHNOLOGIES INC. AND
                       FARMSTEAD TELEPHONE GROUP, INC.


      WHEREAS Avaya Inc. ("Lucent") and Farmstead Telephone Group, Inc. ("Dealer") have entered into an ARS Dealer Agreement, effective as of December 16, 1998; and

      WHEREAS the parties wish to amend the ARS Dealer Agreement so that term is changed;

      NOW THEREFORE Lucent, and Dealer agree as follows:

1. In Section 32.0 (Term) is deleted in its entirety and replaced with the following:

            "32.0 TERM

            This Agreement shall be effective as of December 16, 1998 and shall have a term ending on December 31, 2003."


This Amendment shall be effective as of February 2, 2001. It shall be attached to and shall constitute a part of the ARS Dealer Agreement with Dealer as if fully set forth therein. In all other respects, the Agreement shall remain unchanged.

Avaya Inc.                             Farmstead Telephone Group, Inc.

By ______________________________      By ____________________________

Name  James A. Albertini               Name  George J. Taylor, Jr.
      ---------------------------            -------------------------
Title General Manager                  Title Chairman and CEO
      ---------------------------            -------------------------
Date  2/19/01                          Date  2/12/01
      ---------------------------            -------------------------